49914 1/99
PROSPECTUS SUPPLEMENT
dated January 11, 1999 to:
-----------------------------------------------------------------

PUTNAM VISTA FUND
Prospectuses dated November 30, 1998

In the section entitled "Who manages the fund?" the second paragraph is replaced with the following:

The following officers of Putnam Investment Management, Inc. ("Putnam Management") have had primary responsibility for the day-to-day management of the fund's portfolio since the years shown below. Their experience as portfolio managers or investment analysts over at least the last five years is also shown:


Manager                Since       Experience
-------                ----        ----------------------------

Eric M. Wetlaufer      1997        Employed by Putnam
Managing Director                  Management since 1997.
                                   Prior to November, 1997,
                                   Mr. Wetlaufer was
                                   employed at Cadence Capital
                                   Management.

Margery C. Parker     1998         Employed by Putnam
Senior Vice President              Management since 1997.
                                   Prior to December, 1997,
                                   Ms. Parker was employed at
                                   Keystone Investments.


Anthony C. Santosus    1994        Employed by Putnam
Senior Vice President              Management since 1985.




Dana Clark             1999        Employed by Putnam
Vice President                     Management since 1987.